   As filed with the Securities and Exchange Commission on January 28, 2005.


                                             1933 Act Registration No. 333-15969
                                              1940 Act Registration No. 811-7919
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933                                          [X]
Pre-Effective Amendment No. __                                    [ ]
Post-Effective Amendment No. 16                                   [X]
REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                 [X]
Amendment No. 16


                               ------------------
                         BREMER INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               445 Minnesota St.
                                   Suite 2000
                           St. Paul, Minnesota 55101
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (320) 255-7174

                                Joel W. Reimers
                               445 Minnesota St.
                                   Suite 2000
                           St. Paul, Minnesota 55101
                    (Name and Address of Agent for Service)
                               ------------------

                         Christopher C. Cleveland, Esq.
                            Briggs and Morgan, P.A.
                                2200 IDS Center
                          Minneapolis, Minnesota 55402
                               ------------------
Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

JANUARY 28, 2005


--------------------------------------------------------------------------------

                         BREMER INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
                            BREMER GROWTH STOCK FUND

                                BREMER BOND FUND

     Bremer Investment Funds, Inc. (Bremer Funds) is an open-end, diversified investment company which offers shares in mutual funds. This prospectus provides information about two of the mutual funds, the Bremer Growth Stock Fund and the Bremer Bond Fund, which have different investment portfolios and objectives.

      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATION IN EACH FUND'S NET ASSET VALUE.


     This Prospectus, which you should retain for future reference, is designed to set forth concisely the information you should know before you invest. A Statement of Additional Information dated January 28, 2005, and incorporated herein by reference, has been filed with the Securities and Exchange Commission. A copy of the Statement may be obtained, without charge, by writing to or calling the Funds.


                         ------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Risk/Return Summary.........................................      1
Fund Expenses...............................................      6
Financial Highlights........................................      8
Investment Objectives and Policies..........................     10
Securities and Techniques Used by the Funds.................     11
Risk Factors................................................     14
Management of the Funds.....................................     17
Plan of Distribution........................................     18
Price of Shares.............................................     18
Purchasing Shares...........................................     19
Redeeming Shares............................................     21
Market Timing Policy........................................     23
Dividends, Distributions and Tax Consequences...............     23
Shareholder Services........................................     25

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

     - The Growth Stock Fund seeks long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or companies incurring significant positive fundamental changes in their growth prospects. Dividend income, if any, is a secondary consideration.

     - The Bond Fund seeks to maximize total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of bonds and other fixed-rate debt obligations with varying maturities.

INVESTMENT STRATEGIES

     - The Growth Stock Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion. Stocks are chosen primarily on the basis of traditional research techniques, including the assessment of corporate growth prospects, as well as risk and volatility characteristics. Investments may include common stocks, preferred stocks, warrants and put or call options on stocks.

     - The Bond Fund invests in obligations issued or guaranteed by the U.S. Government or its agencies; obligations issued or guaranteed by foreign governments and obligations of domestic or foreign corporations (rated Baa or better by Moody's, BBB or better by S&P, or unrated if determined by the investment adviser to be of comparable quality); and mortgage-backed and other asset-backed securities. Under normal market conditions, the Bond Fund invests at least 80% of its total assets in investment grade securities.

     - Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the Investment Adviser believes it is appropriate to do so in light of each Fund's investment objective, without regard to the length of time a particular security may have been held.

PRINCIPAL INVESTMENT RISKS

     - General Investment Risk. Loss of money is a risk of investing in the Funds. This could occur if the value of the securities making up a Fund's investment portfolio were to decrease. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - Fund Management. The Funds are actively managed by the Investment Adviser. Fund performance depends on the ability of the Investment Adviser to select and maintain a portfolio of securities which will achieve each Fund's investment objectives. The Funds could under-perform compared with other funds having similar investment objectives.

        AN INVESTOR IN THE GROWTH STOCK FUND SHOULD ALSO CONSIDER THE FOLLOWING:

     - Equity Securities. The market prices of equity securities, which include common and preferred stocks and convertible securities, are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. The Growth Stock Fund is subject to the general risk of adverse market conditions for equity securities.

        AN INVESTOR IN THE BOND FUND SHOULD ALSO CONSIDER THE FOLLOWING:

     - Credit Risk. The Bond Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.

     - Interest Rate Risk. The Bond Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. When interest rates decline, the value of a fixed-rate debt security generally increases.

     - Call Risk. Corporate bonds and some securities issued by United States agencies may be subject to redemption ("called") at the option of the issuer at a specified price prior to their stated maturity date. If a bond held by the Bond Fund is called during a period of declining interest rates, the Bond Fund will likely invest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Bond Fund's income.

     - Prepayment Risk. Mortgage-backed and asset-backed securities are securities representing interests in "pools" of mortgages or other loans. Payments of both interest and principal on the securities are generally made monthly, in effect "passing through" the payments of the individual borrowers on the loans in the pool. These securities are subject to prepayment risk, which is the risk that the loans in the pool may be paid off before they mature, which is more likely to occur during periods of declining interest rates. Early repayment of principal on mortgage-backed or asset-backed securities may expose the Bond Fund to a lower rate of return upon reinvestment of principal.

RISK AND RETURN BAR CHARTS AND TABLES

     The bar charts and tables presented below give an indication of how each Fund's performance has varied over time. The bar charts show changes in each Fund's performance from year-to-year during the periods indicated. The tables show how each Fund's average annual returns for the periods indicated compare to market indexes. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               GROWTH STOCK FUND

             ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31 (PERCENTAGE GRAPH)

                                                                            PERCENTAGE GAIN
                                                                            ---------------
2000                                                                            -10.56
2001                                                                            -15.98
2002                                                                            -24.91
2003                                                                             25.58
2004                                                                              7.85


     The Growth Stock Fund had a return of 7.12% for the quarter ended December 31, 2004.



     During the periods shown in the bar chart, the Growth Stock Fund's highest return for a quarter was 14.04% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.35% (quarter ended September 30, 2002).

                               GROWTH STOCK FUND

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004


                                                              ONE YEAR   FIVE YEAR   LIFE OF FUND
                                                              --------   ---------   ------------
Return before taxes.........................................    7.85%      -5.23%        5.24%
Return after taxes on distributions.........................    7.66%      -5.32%        5.04%
Return after taxes on distributions and sale of fund
  shares....................................................    5.10%      -4.40%        4.50%
-------------------------
S&P 500 (reflects no deduction for fees, expenses or
  taxes)....................................................   10.88%      -2.30%        7.61%


     The performance of the Growth Stock Fund is compared to the S&P 500, a broad-based market index of common stocks.

     After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                   BOND FUND

             ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31 (PERCENTAGE GRAPH)

                                                                            PERCENTAGE GAIN
                                                                            ---------------
2000                                                                             9.27
2001                                                                             8.24
2002                                                                             8.02
2003                                                                             2.50
2004                                                                             2.65


     The Bond Fund had a return of 0.56% for the quarter ended December 31, 2004.



     During the periods shown in the bar chart, the Bond Fund's highest return for a quarter was 4.38% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.35% (quarter ended June 30, 2004).

                                   BOND FUND

      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2004


                                                              ONE YEAR    FIVE YEAR    LIFE OF FUND
                                                              --------    ---------    ------------
Return before taxes.........................................    2.65%      6.10%          5.53%
Return after taxes on distributions.........................    1.30%      4.14%          3.46%
Return after taxes on distributions and sale of fund shares     1.71%      4.02%          3.43%
-------------------------
Lehman Brothers Intermediate Aggregate Bond Index (reflects
  no deduction for fees, expenses or taxes).................    3.74%      7.23%          6.74%


     The performance of the Bond Fund is compared to the Lehman Brothers Intermediate Aggregate Bond Index, which covers U.S. taxable, investment grade, fixed-rate debt securities, including government, corporate, mortgage pass-through and asset-backed securities.

     After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                 FUND EXPENSES

     This table describes the fees and expenses you might pay if you buy and hold shares of the Funds. The information is based on actual expenses for the Funds' fiscal year ended September 30, 2004.

                                                                GROWTH
                                                                STOCK          BOND
                                                                 FUND          FUND
                                                                ------         ----
SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum sales charge (load) on purchases..................     None          None
  Maximum deferred sales charge (load)......................     None          None
  Maximum sales charge (load) imposed on reinvested
     dividends..............................................     None          None
  Redemption fee............................................     None (1)      None (1)
  Exchange fee..............................................     None          None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management fees...........................................     0.70%         0.70%
  Distribution (12b-1) fees.................................     0.25%(2)      0.25%(2)
  Other expenses............................................     0.28%         0.21%
                                                                 ----          ----
  Total annual fund operating expenses......................     1.23%         1.16%
  Fee waiver................................................    (0.23)%(2)     (0.23)%(2)
                                                                 ----          ----
  Net expenses..............................................     1.00%         0.93%
                                                                 ====          ====

-------------------------
(1) A fee of $15 is charged for each wire redemption. See "Redeeming Shares."

(2) The Funds have adopted a written plan of distribution under Rule 12b-1. The distribution fees paid by a Fund under the plan may not exceed an annual rate of 0.25% of the Fund's average daily net assets. For the 12-month period ending February 28, 2006, the Board of Directors has approved distribution fees of .02% for the Growth Stock Fund and .02% for the Bond Fund. See "Plan of Distribution."

EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                            1 YEAR     3 YEARS    5 YEARS    10 YEARS
----                            -------    -------    -------    ---------
Growth Stock Fund...........    $102.00    $367.58    $653.55    $1,468.34
Bond Fund...................    $ 94.89    $345.70    $616.13    $1,388.49


     Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for each Fund may be more or less than 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30, 2004, 2003 and 2002 was audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. The Annual Report may be obtained, without charge, by writing or calling the Funds. The information for the fiscal years ended September 30, 2001 and 2000 was audited by a firm that has ceased operations.

                                                                       GROWTH STOCK FUND
                                         -----------------------------------------------------------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                         SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                             2004            2003            2002            2001            2000
                                         -------------   -------------   -------------   -------------   -------------
PER SHARE DATA:
  NET ASSET VALUE, BEGINNING OF
    PERIOD.............................   $     12.03     $      9.75     $     12.67     $     18.13     $     15.73
                                          -----------     -----------     -----------     -----------     -----------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
    Net investment income (loss).......          0.03            0.02            0.01            0.01           (0.01)
    Net realized and unrealized gain
      (loss) on investments............          1.22            2.27           (2.92)          (5.30)           2.98
                                          -----------     -----------     -----------     -----------     -----------
      Total from investment
         operations....................          1.25            2.29           (2.91)          (5.29)           2.97
                                          -----------     -----------     -----------     -----------     -----------
  LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment
      income...........................         (0.03)          (0.01)          (0.01)             --           (0.01)
    Distributions from net realized
      gains............................            --              --              --           (0.17)          (0.56)
                                          -----------     -----------     -----------     -----------     -----------
   Total dividends and distributions...         (0.03)          (0.01)          (0.01)          (0.17)          (0.57)
                                          -----------     -----------     -----------     -----------     -----------
  NET ASSET VALUE, END OF PERIOD.......   $     13.25     $     12.03     $      9.75     $     12.67     $     18.13
                                          ===========     ===========     ===========     ===========     ===========
TOTAL RETURN...........................         10.36%          23.45%         (23.01)%        (29.39)%         18.78%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period............   $58,366,547     $53,694,143     $52,332,008     $76,386,700     $93,255,016
  Ratio of net expenses to average net
    assets.............................          1.00%           1.03%           0.94%           0.94%           0.90%
  Ratio of net investment income (loss)
    to average net assets..............          0.23%           0.15%           0.02%           0.06%         (0.02)%
  Portfolio turnover rate..............         11.49%           5.86%          21.18%          11.04%          10.75%

                                                                            BOND FUND
                                        ---------------------------------------------------------------------------------
                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                            2004             2003             2002             2001             2000
                                        -------------    -------------    -------------    -------------    -------------
PER SHARE DATA:
  NET ASSET VALUE, BEGINNING OF
    PERIOD..........................    $      10.42     $      10.53     $      10.37     $       9.77      $      9.86
                                        ------------     ------------     ------------     ------------      -----------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
    Net investment income...........            0.45             0.45             0.48             0.57             0.58
    Net realized and unrealized gain
      (loss) on investments.........           (0.17)           (0.11)            0.16             0.60            (0.09)
                                        ------------     ------------     ------------     ------------      -----------
      Total from investment
         operations.................            0.28             0.34             0.64             1.17             0.49
                                        ------------     ------------     ------------     ------------      -----------
  LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment
      income........................           (0.45)           (0.45)           (0.48)           (0.57)           (0.58)
    Distributions from net realized
      gains.........................           (0.05)              --               --               --               --
                                        ------------     ------------     ------------     ------------      -----------
      Total dividends and
         distributions..............           (0.50)           (0.45)           (0.48)           (0.57)           (0.58)
                                        ------------     ------------     ------------     ------------      -----------
  NET ASSET VALUE, END OF PERIOD....    $      10.20     $      10.42     $      10.53            10.37      $      9.77
                                        ============     ============     ============     ============      ===========
TOTAL RETURN........................            2.27%            3.33%            6.87%           12.35%            5.19%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period.........    $106,768,333     $104,656,157     $106,081,482     $103,265,802      $95,610,264
  Ratio of net expenses to average
    net assets......................            0.93%            0.93%            0.92%            0.93%            0.91%
  Ratio of net investment income to
    average net assets..............            3.59%            4.03%            5.15%            5.73%            5.97%
  Portfolio turnover rate...........           28.90%           73.35%           32.42%           28.24%           49.79%

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are described below. There can be no assurance that any of these objectives will be achieved. The investment objectives of the Funds are not fundamental and may be changed without a vote of the shareholders, which could result in a Fund having investment objectives different from those which a shareholder considered appropriate for its investment needs at the time of its investment. A Fund will provide its shareholders with written notification at least 30 days prior to any change in the Fund's investment objectives.

GROWTH STOCK FUND

     The Growth Stock Fund seeks long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or companies incurring significant positive fundamental changes in their growth prospects. Dividend income, if any, is a secondary consideration.

     The Growth Stock Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion. Due to the exposure to equities, the Fund's net asset value may be subject to greater fluctuations than a portfolio containing a majority of fixed income securities.

     The Growth Stock Fund invests primarily in common stocks chosen on the basis of traditional research techniques, including the assessment of corporate growth prospects, as well as risk and volatility characteristics. The Growth Stock Fund may invest in common stocks, preferred stocks, warrants and put or call options on stocks.

     The Growth Stock Fund may also invest in the securities of foreign companies which are traded on U.S. securities exchanges or on the OTC market in depository receipt form. Such foreign corporate securities may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international political events.

     For information about the securities and techniques used by the Growth Stock Fund, see "Securities and Techniques Used by the Funds."

BOND FUND

     The Bond Fund seeks to maximize total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of bonds and other fixed-rate debt obligations with varying maturities. Bonds are interest-bearing debt securities that obligate the issuer to pay the holders specific amounts on scheduled payment dates. The issuer is generally required to repay the principal amount of the obligation at maturity, although a portion of the principal payments may be made over the life of the bond.

     Under normal market conditions, The Bond Fund invests at least 80% of its total assets in investment grade debt securities, as rated at the time of purchase. If the rating of a security is reduced or discontinued after purchase, the Bond Fund is not obligated to sell the security, but may consider doing so. The Bond Fund will invest in obligations issued or guaranteed by the U.S. Government or its agencies; obligations issued or guaranteed by foreign governments and obligations of domestic or foreign corporations (rated Baa or better by Moody's, BBB or better by S&P, or unrated if determined by the Investment Adviser to be of comparable quality); and mortgage-backed and other asset-backed securities. Mortgage-backed securities in which the Bond Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates and collateralized mortgage obligations.

     The obligations in which the Bond Fund invests will have various maturities depending upon current and forecasted levels of interest rates and the shape of the yield curve. Under normal market conditions, the Bond Fund generally attempts to maintain a weighted average effective maturity of one to six years and an average effective duration of one to five years. Duration is a measure of the expected life of a fixed income security having greater precision than the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. The Bond Fund's duration is generally shorter than its average maturity, which is only a measure of when final payment is due. Duration is one of the fundamental tools used by the Investment Adviser in selecting securities for the Bond Fund.

                  SECURITIES AND TECHNIQUES USED BY THE FUNDS

     The following provides a summary of the securities and investment techniques used by the Funds.

     Convertible Securities. The Growth Stock Fund may invest in convertible securities. Convertible securities are securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security varies greatly, which means convertible securities can be utilized for varying investment objectives. In choosing convertible securities, the Investment Adviser evaluates the investment characteristics of the convertible securities as a fixed income instrument and the investment potential of their underlying equity security for capital appreciation. Factors considered include the economic and political outlook, the relative value of various investment alternatives, the issuer's financial condition, profitability and corporate management. Convertible securities purchased by the Growth Stock Fund will be rated investment grade or, if unrated, be of comparable quality in the opinion of the Investment Adviser. "Investment grade" means securities rated at least Baa by Moody's or BBB by S&P.

     Temporary Investments. As a temporary defensive measure, as determined by the Investment Adviser, a Fund may invest all or a portion of its assets in the following securities:

        - Short-term money market instruments;

        - Securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

        - Repurchase agreements. Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than repurchase price of any sale of such securities.

     Lending of Portfolio Securities. In order to generate income, each Fund may lend up to one-third of the value of its total assets on a short-term or a long-term basis to broker-dealers, banks or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Board of Directors and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned.

     Securities of Other Registered Investment Companies. The Funds may invest up to 10% of their total assets in shares of other registered investment companies, principally money market funds. An investment in a registered investment company involves investment risk. In addition, by investing in other registered investment companies, the Funds incur the expenses and distribution costs charged by the other registered investment companies.

     Portfolio Turnover. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the Investment Adviser believes it is appropriate to do so in light of each Fund's investment objective, without regard to the length of time a particular security may have been held. The annual portfolio turnover rate is estimated to be 50% for the Growth Stock Fund and up to 100% for the Bond Fund. A Fund would have an annual portfolio turnover rate of 100% if all of its securities were replaced within one year. High portfolio turnover (generally over 100%) generally results in greater brokerage commissions and transaction costs, which are paid directly by the Funds.

     Additional Investment Techniques Used by the Bond Fund. The Bond Fund may buy and sell interest rate futures contracts, futures contracts on securities and fixed income securities indices and options on such contracts for the purpose of hedging against changes in the value of securities which the Bond Fund owns or anticipates purchasing due to anticipated changes in interest rates. Participation in the options and futures markets involves additional investment risks and transaction costs. If the Investment Adviser's assumptions regarding the direction of the securities and interest rate markets are incorrect, the value of the Bond Fund may be lower than if the hedging strategy had not been used. There can be no assurance that a liquid market will exist at a time when the Bond Fund seeks to close out a futures contract or a futures option position.

     For temporary defensive purposes, as determined by the Investment Adviser, the Bond Fund may invest a substantial portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

     Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio of securities is contained in the Statement of Additional Information.

                                  RISK FACTORS

     Although the Funds seek to moderate risk by investing in diversified portfolios of securities, an investment in the Funds involves certain risks.

     General Investment Risk. Loss of money is a risk of investing in the Funds. This could occur if the value of the securities making up a Fund's investment portfolio were to decrease. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Fund Management. The Funds are actively managed by the Investment Adviser. Fund performance depends on the ability of the Investment Adviser to select and maintain a portfolio of securities which will achieve each Fund's investment objectives. The Funds could under-perform compared with other funds having similar investment objectives.

     An investor in the Growth Stock Fund should also consider the following:

     Equity Securities. The market prices of equity securities, which include common and preferred stocks and convertible securities, are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. The Growth Stock Fund is subject to the general risk of adverse market conditions for equity securities. Although equity securities in general have a history of long-term growth in value, their prices may fluctuate dramatically in the short term due to changes in market conditions, interest rates and various economic and political factors.

     An investor in the Bond Fund should also consider the following:

     Credit Risk. The Bond Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.

     Securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities, but not backed by the full faith and credit of the United States, and securities issued by private entities are subject to higher levels of credit risk. Shareholders in the Bond Fund bear the risk that payment defaults could cause the value of the Bond Fund's investment portfolio to decline. The Bond Fund's permitted investments are intended to limit the amount of credit risk undertaken by the Bond Fund. The Bond Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or those which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or those which are of comparable quality in the judgment of the Investment Adviser. Although these rating categories are considered investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories. If the rating of a debt security or convertible security is downgraded below BBB/ Baa after purchase by the Bond Fund, the Bond Fund is not required to sell the security, but may do so at the discretion of the Investment Adviser based on factors including risk, market price, volatility, return and time to maturity.

     Interest Rate Risk. The Bond Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of the debt also will affect interest rate risk and price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Therefore, Bond Fund shareholders bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline. Although the Investment Adviser may engage in transactions intended to hedge the value of the Bond Fund's portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will successfully protect the value of the portfolio.

     Call Risk. The Bond Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by U.S. Government agencies may be subject to redemption ("called") at the option of the issuer at a specified price prior to their stated maturity date. It may be advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds bearing a lower interest rate than the called bonds. Call risk increases during periods of declining market interest rates.

     If a bond held by the Bond Fund is called during a period of declining interest rates, the Bond Fund will likely invest the proceeds received from it at a lower interest rate than that of the called bond, causing a decrease in the Bond Fund's income.

     Prepayment Risk. Mortgage-backed and asset-backed securities are securities representing interests in "pools" of mortgages or other loans. Payments of both interest and principal on the securities are generally made monthly, in effect "passing through" the payments of the individual borrowers on the loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). These securities are subject to prepayment risk, which is the risk that the loans in the pool may be paid off before they mature, which is more likely to occur during periods of declining interest rates. Early repayment of principal on mortgage-backed or asset-backed securities may expose the Bond Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of mortgage-backed and asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-backed and asset-backed securities with prepayment features may not increase as much as other fixed income securities.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed and asset-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

                            MANAGEMENT OF THE FUNDS

     The Board of Directors of Bremer Funds has overall responsibility for overseeing the management of the Funds. Bremer Funds employs the Investment Adviser, Bremer Trust, National Association, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101, to manage the Funds' investment portfolios and certain other business affairs under an agreement that compensates the Investment Adviser at the annual rate of 0.70% of the average daily net assets of the Funds computed daily and paid monthly.


     The Investment Adviser has managed Bremer Funds since the inception of the Funds, and has not previously served as investment adviser to any other registered investment company. As of December 31, 2004, the Investment Adviser managed accounts with an aggregate value of approximately $976.5 million. The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101-2107, a bank holding company.


     Portfolio Managers. The Growth Stock Fund is managed by David J. Erickson and James B. McCourtney. The Bond Fund is managed by James B. McCourtney and Shawn Robert McFarlane.

     DAVID J. ERICKSON has been a Vice President/Portfolio Manager of the Investment Adviser since January 1993. Dave conducts research on the economy, financial markets and specific investment products. In addition, he oversees the management of numerous key investment accounts with the Investment Adviser. He is heavily involved in stock selection and serves on the Investment Adviser's Investment Committee. He has over two decades of investment management experience as well as BBA and MBA degrees in finance from the University of Wisconsin-Madison.

     JAMES B. MCCOURTNEY is a Vice President/Portfolio Manager of the Investment Adviser. Jim's focus is investment analysis, stock selection and portfolio management. He serves on the Investment Adviser's Investment Committee. Jim has over 10 years of investment experience. Prior to joining the Investment Adviser in 1997, Jim was an investment analyst and portfolio manager for American Bank, N.A. He has a BA degree in business administration from St. John's University.


     SHAWN R. MCFARLANE is a Portfolio Manager of the Investment Adviser. In addition to managing the Bond Fund, he manages a majority of the Investment Adviser's personal and institutional fixed income accounts. He is responsible for the Investment Adviser's fixed income research and serves on its Investment Committee. Prior to joining the Investment Adviser in September 2004, Shawn managed fixed income and equity assets at Riverbridge Partners LLC. He has also worked at U.S. Bancorp Asset Management and in the investment consulting practice of Hewitt Associates. He has eight years of investment experience and is a Level III candidate in the Chartered Financial Analyst (CFA) program. Shawn has an MBA degree from the Carlson School of Management at the University of Minnesota and a BA degree from Northwestern University.


     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as Custodian for the Funds' cash and securities. U.S. Bancorp Fund Services, LLC (telephone 1-800-595-5552), a wholly owned subsidiary of

U.S. Bank, N.A., serves as transfer agent and dividend disbursing agent for the Funds. U.S. Bancorp Fund Services, LLC does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Neither U.S. Bank, N.A. nor U.S. Bancorp Fund Services, LLC are affiliated with Bremer Funds or the Investment Adviser.

                              PLAN OF DISTRIBUTION

     The Funds have adopted a written plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan authorizes the Funds to make payments in connection with the distribution of shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Payments made pursuant to the 12b-1 plan may only be used to pay distribution expenses actually incurred. The Rule 12b-1 fees may be used to finance any activity which is primarily intended to result in the sale of shares of a Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses and the printing and mailing of sales literature. The 12b-1 plan permits the Funds to employ a distributor of shares, in which case payments under the 12b-1 plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of the Funds' shares, including but not limited to, compensation to, and expenses of, employees of the distributor who engage in or support distribution of the Funds' shares, printing of prospectuses and reports, advertising and preparation and distribution of sales literature. Overhead and salaries will be allocated based on the percentage of time devoted to distribution activities. See "Fund Expenses" for information about fees paid under the 12b-1 plan.

     The Funds' Board of Directors has authorized the payment of fees under the 12b-1 plan to the Funds' principal underwriter pursuant to a Distribution Agreement renewed through December 17, 2005. The annual fees under the Distribution Agreement equal the greater of $18,000 or 0.0075% of the net assets of the Funds, computed daily and paid quarterly. The principal underwriter also receives incidental fees and expenses.

                                PRICE OF SHARES

     Shares of the Funds are sold and redeemed at their net asset value. The net asset value per share for purchase and redemption orders is determined once daily, as of the close of regular trading hours (currently 3:00 p.m., Central time) of the New York Stock Exchange on each day the Exchange is open for trading. Net asset value per share of a Fund is calculated by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

     For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price

("NOCP"). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the sales price at the close of trading on the exchange where primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                               PURCHASING SHARES


TO OPEN AN ACCOUNT BY MAIL:



     If you are making an initial investment in a Fund, complete and sign the Account Application, and mail it with a check payable to the Fund in which you choose to invest.



REGULAR MAIL:


Bremer Investment Funds, Inc.


c/o U.S. Bancorp Services, LLC


P.O. Box 701


Milwaukee, WI 53201-0701



     If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:



OVERNIGHT DELIVERY:


Bremer Investments, Inc.


c/o U.S. Bancorp Services, LLC


615 East Michigan Street, Third Floor


Milwaukee, WI 53202



     The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service of purchase applications does not constitute receipt by U.S. Bancorp Fund Services, LLC or a Fund.



TO ADD TO AN ACCOUNT:



     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to the Fund in which you choose to invest to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.



BY WIRE:


     If you are making your first investment in a Fund, before you wire funds, the Transfer Agent must have a completed Account Application. Your Account Application can be mailed or sent by overnight delivery to the Transfer Agent at the applicable address shown above. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your Account has been established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your account number and your name so that monies can be correctly applied. Before each wire purchase, you should to notify the Transfer Agent at (800) 595-5552. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent.



     To purchase by wire transfer, federal funds should be transmitted to:



U.S. Bank, N.A.


777 East Wisconsin Avenue


Milwaukee, WI 53202


ABA Routing Number 075000022


For credit to U.S. Bancorp Fund Services, LLC


DDA #112-952-137


For further credit to: [Bremer Growth Stock Fund] or [Bremer Bond Fund]


[shareholder name and account number]



     If you are making a subsequent purchase, your bank should wire funds as indicated above. Your bank may charge you a fee for sending a wire to the Fund.



     Neither the Fund nor its agents are responsible for the consequences of delays resulting from the bank or Federal Reserve wire system.


     The price per share will be the net asset value next computed after the time the application and funds are received in proper order by the Transfer Agent. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the Exchange. Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open.


     An initial purchase must be at least $2,000 ($500 for IRA purchases) and each subsequent purchase must be at least $100, although the Funds reserve the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Funds and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check or wire transfer drawn on a U.S. bank, savings and loan, or credit union. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Transfer Agent will charge a $25 fee against an investor's account for any check that does not clear. Additionally, the investor may be responsible for certain expenses incurred by a Fund if a purchase is cancelled due to non-payment.



     The Funds are not available for purchase by investors residing outside of the United States.


     The Funds and their agents reserve the right to reject subscriptions or to cancel or rescind purchases if there is reason to believe that a purchaser may be engaged in market timing, excessive trading, fraud or other activity that would be considered harmful or disadvantageous to the Funds or their shareholders. See "Market Timing Policy" below.


     In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the Transfer Agent if you need additional assistance with your Account Application. If the Transfer Agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close any account within five business days if clarifying information or documentation is not received.


                                REDEEMING SHARES

     Shareholders may redeem for cash all or a portion of their shares by instructing the Transfer Agent at its office in Milwaukee, Wisconsin. Shares will be redeemed at the net asset value next computed after the receipt of a redemption request in good order. The determination of net asset value for a particular day is applicable to all requests for the redemption of shares received at or before the close of trading on the Exchange on that day (usually 3:00 p.m. Central time). Requests received for redemption on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open. A redemption request must be in good order before the proceeds can be released. This means the following will be required:

     (i) A letter of instruction specifying the account number, number of shares or dollar amount to be redeemed, signed by all owners of the shares exactly as their names appear in the Fund's shareholder records. If certificates have been issued representing shares to be redeemed, they must accompany the letter and must be endorsed on the back with the signature of the person whose name appears on the certificate.


     (ii) A guarantee of the signature of each owner by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange for redemption requests greater than $10,000, if the address of record has been changed within the 15 days preceding any liquidation, or if the proceeds of any redemption are requested to be made payable to or sent to other than the address of record. Signature guarantees are also required when changing ownership on an account or when adding or changing bank information on an account.


     (iii) In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

     If any portion of the shares to be redeemed represents an investment made by check, the Fund will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

     Payment for shares redeemed will be mailed generally within two business days, but no later than the seventh business day after receipt by the Transfer Agent of the redemption request in good order, or within such shorter period as may legally be required.

     No redemption request will become effective until all documents have been received in proper form by U.S. Bancorp Fund Services, LLC. The shareholder should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for a redemption of Fund shares. The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service of redemption requests does not constitute receipt by U.S. Bancorp Fund Services, LLC or a Fund.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to withholding.

     A redemption order may not be canceled or revoked by the shareholder once it has been received and accepted by the Fund. Since the redemption price is the net asset value per share determined at the same time and in the same manner as for a purchase order received at that time, it reflects the market value of the Fund's investments at the time of redemption. This value may be more or less than the price originally paid for the shares, and the investor may realize a gain or loss on redemption.

     To redeem shares by telephone, an investor must check the appropriate box on the account application. Proceeds redeemed by telephone will be mailed, sent by electronic funds transfer or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. In the case of redemption proceeds that are sent by wire transfer, the investor will be charged a $15 wiring fee. In order to arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

     Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. The Transfer Agent has adopted certain procedures to safeguard against unauthorized telephone instructions including recording all telephone transactions and sending written confirmation of such transactions. The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent in person or by mail as described above.

                              MARKET TIMING POLICY

     Policy. The Funds' Board of Directors has adopted a policy to discourage market timing and excessive trading activity with respect to the Funds. The Funds and their agents, principally the Transfer Agent, reserve the right to reject subscriptions or to cancel or rescind purchases if there is reason to believe that an investor may be engaged in market timing, excessive trading, fraud or other abusive trading practices that would be considered harmful or disadvantageous to the Funds or their shareholders. These determinations will be made in the sole discretion of the Funds or their agents. The Funds do not accommodate frequent purchases and redemptions of the Funds' shares.

     Market Timing Through Financial Intermediaries. The Funds' market timing policy applies to all investors, whether they purchase and hold shares directly through the Funds, or indirectly through an omnibus account with a financial intermediary, such as an investment adviser, broker or dealer, transfer agent, insurance company, administrator or trustee. The Funds encourage financial intermediaries to apply the Funds' market timing policy to customers who invest indirectly in the Funds. However, the Funds and their agents are limited in their ability to monitor trading activity in omnibus accounts maintained by financial intermediaries. Consequently, the Funds may be unable to detect trading that violates the market timing policy.

     Risks from Market Timing. Market timing and excessive trading could interfere with the proper management of a Fund's portfolio, increase a Fund's transaction and administrative expenses, and negatively affect a Fund's performance.

                 DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

     The Funds intend to comply with the special provisions of Subchapter M of the Internal Revenue Code that relieve them from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if at least 98% of ordinary income and 98% of capital gains are not paid out to shareholders during the year in which they are earned or realized. The Funds intend to distribute income and capital gains in such a manner as to avoid the imposition of this excise tax. The Bond Fund intends to distribute all of its net investment income to shareholders in the form of dividends declared daily and paid monthly. The Growth Stock Fund intends to pay dividends from net investment income annually. The Funds intend to distribute capital gains, if any, at least annually.

     Investors in a Fund may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash. Further information about dividend reinvestment is contained in the New Account Application form accompanying this Prospectus. If an election is not specified, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the investor's account on the dividend payment date. Cash dividends are also paid on the dividend payment date. Investors will be informed of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares registered in an investor's name, including those previously purchased through dividend reinvestment.

     An investor may change an election at any time by notifying the Fund in writing. If such notice is received between a dividend declaration date and the corresponding payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.


     If you elect to receive dividends and capital gains distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check and all subsequent distributions in your account. The reinvestment will be at the Fund's current net asset value. If you elect to have dividends and capital gains distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.


     Dividends, whether paid in cash or reinvested in additional shares, from net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder. Certain qualifying distributions paid out of the Funds' investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. Because a portion of the Funds' income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Funds may be eligible for the corporate dividends-received deduction. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Funds. If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income tax on the amounts distributed to him or her.

     Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Funds and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

     When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are purchased within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax.

     Certain Fund shareholders may transfer appreciated assets to a Fund in exchange for Fund shares (for example, upon the transfer of securities from a predecessor common or collective fund). Upon a redemption of Fund shares, such shareholders would realize taxable gain on the appreciation of such assets prior to the time of the exchange, in addition to any subsequent appreciation of Fund shares.

     Dividends and distributions are paid on a per share basis. At the time of such payment, therefore, the value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the payment of a dividend or a capital gains distribution, purchasers will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

     A Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with a social security or tax identification number. The shareholder also must certify that the number is correct and that the shareholder is not subject to backup withholding. The certification is included as part of the share purchase application form.

     Dividends and other distributions declared by a Fund, as well as redemptions of shares, may also be subject to state and local taxes.

     The foregoing is only a general summary of some of the current federal income tax considerations regarding the Funds. Investors should consult with their own tax adviser regarding federal, state and local tax consequences of an investment in the Funds.

                              SHAREHOLDER SERVICES

     Shareholder Reports. Shareholders will receive a confirmation statement reflecting each purchase and redemption of Fund shares, as well as periodic statements detailing distributions made by the Funds. In addition, the Funds will send reports to shareholders semi-annually showing each Fund's portfolio holdings and will provide tax information annually.


     Systematic Investments. Shareholders may arrange to make regular monthly or quarterly investments in the Funds through automatic withdrawals from a bank account. The minimum for each systematic investment in a Fund is $100 and a shareholder must have a minimum of $2,000 invested in the Fund before making systematic investments. A shareholder may specify systematic investments on the initial account application or by submitting a Systematic Investment application at a later date. A shareholder's bank must be a member of the Automated Clearing House network (ACH).



     Systematic Withdrawals. Shareholders may arrange to make regular monthly or quarterly withdrawals of cash (minimum of $250 per withdrawal) from any Fund that has a minimum balance of $50,000 at the time the systematic withdrawal election is made. To activate systematic withdrawals, a shareholder must submit a Systematic Withdrawal application to the Fund. A shareholder's bank must be a member of the Automated Clearing House network (ACH). There is no charge for withdrawals, unless the proceeds are wired to the shareholder's bank. Withdrawal payments are derived from liquidation of sufficient shares from a shareholder's account to make the designated payments. If systematic withdrawals exceed reinvested dividends and capital gain distributions, a shareholder's original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and may cause a shareholder to realize gains or losses for tax purposes. The withdrawal plan may be terminated at any time by calling or writing to the Fund.


     Telephone Exchange Privilege. Shareholders are generally permitted to exchange their shares in one Fund for shares of the other Fund without charge or commission by the Fund, provided that such other shares may be legally sold in the state of the shareholder's residence. The minimum amount per transfer is $2,000. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholders of record canceling the privilege.

     In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the Fund by telephone, the shareholder may also deliver the exchange request to the Transfer Agent in person or by mail at the addresses listed on the back cover of this Prospectus.

     Individual Retirement Accounts. Individuals who receive compensation or earned income may establish their own tax-sheltered individual retirement account (IRA), even if they are active participants in a qualified retirement plan. The Funds offer a prototype IRA plan which may be adopted by individuals. Earnings on amounts held in an IRA are not taxed until withdrawal. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who participate in an employer sponsored retirement plan and whose incomes exceed specified limits.

NEW ACCOUNT INFORMATION:

1-800-595-5552

SHAREHOLDER ACCOUNT INFORMATION:

1-800-595-5552

INVESTMENT ADVISER:

Bremer Trust, National Association
445 Minnesota St.
Suite 2000
St. Paul, Minnesota 55101

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Regular Mail Address)

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
(Overnight or Express Mail Address)

CUSTODIAN:

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

DISTRIBUTOR:

Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, New York 11530

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL:

Briggs and Morgan,
  Professional Association
2200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

ADDITIONAL INFORMATION

     - Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     - Additional information is contained in the Statement of Additional Information (SAI), which provides more details about the Funds and their investment policies and restrictions.

     - You can obtain free copies of the annual report, semi-annual report or SAI, request other information about the Funds, or make shareholder inquiries by calling 1-800-595-5552.

     - Documents filed with the SEC by the Funds are available on the SEC's internet site at http:// www.sec.gov, where they are listed under "Bremer Investment Funds, Inc."

     - Documents filed with the SEC can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0105. Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

     -  The Funds' Investment Company Act file number is 811-7919.

                         BREMER INVESTMENT FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 28, 2005


     Bremer Investment Funds, Inc. ("Bremer Funds") is an open-end, diversified investment company, which offers shares in mutual funds. This Statement of Additional Information relates to the Bremer Growth Stock Fund and the Bremer Bond Fund (the "Funds"), which have different investment portfolios and objectives.


     This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than what is contained in the Prospectus for the Funds. It should be read in conjunction with the Prospectus, dated January 28, 2005 which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling 1-800-595-5552 or writing to Bremer Investment Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                               TABLE OF CONTENTS

Fund History................................................      2
Investment Strategies and Risks.............................      2
Investment Limitations......................................      3
Portfolio Turnover..........................................      5
Purchasing and Redeeming Shares.............................      5
Management of the Funds.....................................      5
Control Persons and Principal Holders of Securities.........     10
Code of Ethics..............................................     11
Investment Adviser..........................................     11
Transfer Agent and Custodian................................     12
Portfolio Transactions......................................     13
Dividends, Distributions and Tax Consequences...............     14
Administrative and Other Expenses...........................     15
Underwriters................................................     16
Performance Information.....................................     17
Proxy Voting Policies and Procedures........................     17
Financial Statements........................................     18
Appendix A -- Proxy Voting Guidelines.......................    A-1

FUND HISTORY

     Bremer Funds is an open-end, diversified investment company which offers shares in mutual funds. It was incorporated under the laws of Maryland on August 26, 1996 and is registered under the Investment Company Act of 1940. The Articles of Incorporation authorize the Board of Directors to issue up to 500 million shares of Common Stock, $.0001 par value per share. Of these shares, 100 million have been authorized for each of the Growth Stock Fund and the Bond Fund. Fund shares are fully paid and non-assessable when issued; have no preference as to conversion, exchange, dividends, redemption or other features; and have no preemptive rights. The shares have no cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors. Shares may be issued as either full or fractional shares. Fractional shares have, pro rata, the same rights and privileges as full shares.

     Each share of a Fund has one vote. On certain matters, such as the election of directors, all shares of all of the Bremer Funds vote together as one series. On matters affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series. An example of such a matter would be a proposal to alter a fundamental investment restriction pertaining to a Fund.

     Under the laws of the State of Maryland and Bremer Funds' Bylaws, Bremer Funds is not required to hold shareholder meetings unless they are required by the Investment Company Act of 1940 or are requested in writing by the holders of 10% or more of the outstanding shares entitled to vote at a meeting of shareholders.

INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies and risks described in the Prospectus, the Funds may also invest in the securities and use the techniques described below.

     Restricted and Other Illiquid Securities. The Funds may acquire securities which are subject to legal, contractual or other restrictions and costs which reduce the liquidity of the security on resale, and may purchase "illiquid securities," defined as securities which may not be disposed of in the ordinary course of business within seven days. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at an advantageous time. The Growth Stock Fund and the Bond Fund intend to limit the purchase of restricted or illiquid securities to not more than 15% of their net assets.

     When-Issued and Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

     The Funds may dispose of a commitment prior to settlement if the Investment Adviser deems it advantageous to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     Put and Call Options. The Funds may purchase put options as a hedge to attempt to protect securities which it holds against decreases in value. The Funds will purchase put options only if they are listed on a recognized options exchange and the underlying securities are held in its portfolio.

     Each Fund may also write call options on securities either held in its portfolio, or which it has the right to obtain without payment of further consideration, or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. Writing of calls is intended to generate income and, thereby, protect against price movements in particular securities in a Fund's portfolio. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid market to close options could have an adverse impact on a Fund's ability to effectively hedge its portfolio.

     Real Estate Investment Trusts. The Growth Stock Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that principally acquire, hold and manage residential, commercial or industrial real estate. A REIT is not taxed on income distributed to its shareholders, provided that at least 95% of its taxable income for each taxable year is distributed to its shareholders and the REIT is in compliance with all other regulatory requirements. REITs may be negatively affected by changes in the value and income generated by the underlying properties or the credit quality of mortgages which they hold. REITs may have limited diversification and are subject to the general risks of real estate investments.

INVESTMENT LIMITATIONS

     Each Fund is subject to certain fundamental investment restrictions that may not be changed without the approval of a majority of the shareholders of the Fund. The vote of a majority of the shareholders means the vote, at a meeting of the shareholders, of holders representing (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

     Under these restrictions, a Fund may not:

     (i) With respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities);

     (ii) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or

     (iii) Invest 25% or more of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry.

     It is the position of the Securities and Exchange Commission that open-end investment companies such as the Funds should not make certain investments if thereafter more than 15% of the value of their net assets would be so invested. As a matter of operating policy (though not a fundamental policy), the Funds limit such investments to no more than 15% of the value of their net assets. The investments in this 15% limit include (i) those which are restricted (securities which cannot freely be sold for legal or contractual reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and
(iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

     In addition, the Funds have adopted other investment limitations and will not:

      1) Purchase securities on margin, participate in a joint trading account or sell securities short.

      2) Lend money.

      3) Issue senior securities.

      4) Underwrite securities of other issuers.

      5) Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Growth Stock Fund may invest in the securities of real estate investment trusts up to 10% of the Growth Stock Fund's total net assets.

      6) Borrow money except temporarily from a bank (5% of lower of cost or market of total assets) for emergency or extraordinary purposes.

      7) Purchase securities of other regulated investment companies, except in open market transactions limited to not more than 10% of its total assets, or except as part of merger, consolidation or other acquisition.

      8) Invest more than 5% of its total assets in securities of issuers that have less than three years of continuous operations or in any equity or fixed income securities of any issuer which are not readily marketable.

      9) With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except cash, cash items, repurchase agreements and U.S. Government obligations) or acquire more than 10% of any class of voting shares of any one issuer.

     10) Invest more than 10% of its total assets in foreign securities.

     11) Invest 25% or more of the Growth Stock Fund's total assets in companies of any one industry or group of related industries.

     12) Hold more than 10% of the Bond Fund's total net assets in bonds rated less than Baa by Moody's or BBB by S&P or hold more than 35% of the Bond Fund's total net assets in bonds rated less than A2 by Moody's or A by S&P.

     If a Fund complies with a percentage limitation on investments at the time an investment is made, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation, except in the case of a limitation on illiquid investments and borrowings.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate is not expected to exceed 50% for the Growth Stock Fund and 100% for the Bond Fund. No limit, however, has been placed on the rate of portfolio turnover of the Funds, and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year. For the year ended September 30, 2004, the portfolio turnover rate was 11.49% for the Growth Stock Fund and 28.90% for the Bond Fund.

PURCHASING AND REDEEMING SHARES

     The purchase and redemption of shares of the Funds are subject to the procedures described under the headings "Purchasing Shares" and "Redeeming Shares" in the Prospectus, which is incorporated herein by reference.

MANAGEMENT OF THE FUNDS

     The officers and directors of Bremer Funds and their principal occupations for the last five years are set forth below. The term of each officer and director of Bremer Funds expires upon the election and qualification of his or her successor or earlier resignation, removal, disqualification or death. Unless otherwise noted, the address for each officer and director is Bremer Investment Funds, Inc., 445 Minnesota St., Suite 2000, St. Paul, Minnesota 55101.

                                    OFFICERS


                                     POSITION(S) HELD
                                   WITH BREMER FUNDS AND                    PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS         LENGTH OF TIME SERVED                    DURING PAST FIVE YEARS
     ---------------------         ---------------------                    -----------------------

Joel W. Reimers (48)...........    President since          Chief Investment Officer of Bremer Trust, National
                                   January 2004             Association since December 2003; Senior Portfolio
                                                            Manager of Wells Fargo Private Asset Management from
                                                            January 1998 to December 2003.

David J. Erickson (56).........    Vice President since     Vice President/Portfolio Manager of Bremer Trust,
                                   August 1996              National Association since January 1993; Vice
                                                            President -- Investments of North Central Trust Company
                                                            from September 1987 to January 1993.

Timothy Murphy (45)............    Secretary since April    Vice President/Compliance Counsel of Bremer Financial
                                   2000                     Services since January 2003; Compliance Officer of
                                                            Bremer Trust, National Association from January 2000 to
                                                            January 2003; Compliance Officer and various other
                                                            positions with National City Bank of Minneapolis from
                                                            1985 to January 2000.

Richard A. DiNello (52)........    Treasurer since          Senior Vice President of Bremer Trust, National
                                   August 1996              Association and various other positions with Bremer
                                                            Trust since July 1986.

                             INDEPENDENT DIRECTORS


                                                                                           NUMBER
                                                                                        OF PORTFOLIOS
                                                                                           IN FUND
                                POSITION(S) HELD                                           COMPLEX           OTHER
                              WITH BREMER FUNDS AND       PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS
   NAME, AGE AND ADDRESS      LENGTH OF TIME SERVED       DURING PAST FIVE YEARS          DIRECTOR      HELD BY DIRECTOR
   ---------------------      ---------------------       -----------------------       -------------   ----------------
John M. Bishop (59).........  Director since August   President of Bishop               2               None
Lakedale Telephone Company    1996                    Communications Corp. for more
Highway 55 East                                       than the past five years.
Annandale, MN 55302
Lois E. Buermann (45).......  Director since          Project Consultant for the        2               None
51697 265th Street            February 2002           Minnesota State Retirement
Henning, MN 56551                                     System since September 2004;
                                                      Manager of Public Equities for
                                                      the Minnesota State Board of
                                                      Investment from 1996 to 2004.
John J. Feda (79)...........  Director since August   Retired.                          2               None
607 South First Street        1996
Marshall, MN 56258
Barbara A. Grachek (63).....  Director since April    Retired. Associate Vice           2               None
416 43rd Avenue South         1999                    President for Academic Affairs,
St. Cloud, MN 56301                                   St. Cloud State University from
                                                      1997 to 2002.
Susan E. Lester (48)........  Director since July     Executive Vice President and      2               Director, First
2105 Irving Avenue South      2003 and Chairperson    Chief Financial Officer for                       Community
Minneapolis, MN 55405         of the Board since      Homeside Lending, Inc. from                       Bancorp
                              January 2004            2001 to 2002; Executive Vice                      Director,
                                                      President and Chief Financial                     VisionShare,
                                                      Officer of U.S. Bancorp/ First                    Inc.
                                                      Bank System from 1995 to 2000.                    Director,
                                                                                                        Arctic Cat Inc.

                      DIRECTORS WHO ARE INTERESTED PERSONS
                                  OF THE FUNDS

                                                                                                NUMBER
                                                                                             OF PORTFOLIOS
                                                                                                IN FUND           OTHER
                                  POSITION(S) HELD                                              COMPLEX       DIRECTORSHIPS
                                WITH BREMER FUNDS AND        PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
   NAME, AGE AND ADDRESS        LENGTH OF TIME SERVED         DURING PAST FIVE YEARS           DIRECTOR         DIRECTOR
   ---------------------        ---------------------        -----------------------         -------------    -------------
Catherine T. Kelly* (43)....    Director since           Senior Vice President and           2                None
                                January 2003             Financial Services Director of
                                                         Bremer Financial Corporation
                                                         since November 2002; Vice
                                                         President, District Manager of
                                                         Corporate Banking, President of
                                                         U.S. Bank Owatonna and various
                                                         other positions with U.S.
                                                         Bancorp since 1990.
David J. Melroe* (56).......    Director since           Treasurer of Bremer Financial       2                None
                                November 2001            Services, Inc. since 1997.

-------------------------
* Interested person of the Funds, as defined in the Investment Company Act of 1940 by virtue of his or her employment by the Funds' investment adviser, Bremer Trust, National Association, or its parent, Bremer Financial Corporation.

     The Board of Directors oversees the Funds' operations and performs duties required by applicable state and federal law. The Board of Directors has appointed three committees to assist in the performance of its duties: the Audit Committee, the Nominating Committee and the Valuation Committee.

     The Audit Committee consists of five directors, John M. Bishop, Lois E. Buermann, John J. Feda, Barbara A. Grachek and Susan E. Lester, none of whom is an "interested person" of the Funds within the meaning of the Investment Company Act. The role of the Audit Committee is to make recommendations to the Board of Directors regarding the selection of auditors, and to assist the Board of Directors in its oversight of the Funds' financial reporting process. The Audit Committee meets with the independent auditors at least annually to review the results of the examination of the Funds' financial statements and other matters relating to the funds. The Audit Committee held two meetings during the fiscal year ended September 30, 2004.

     The Nominating Committee consists of five directors, John M. Bishop, Lois
E. Buermann, John J. Feda, Barbara A. Grachek and Susan E. Lester, none of whom is an "interested person" of the Funds within the meaning of the Investment Company Act. The role of the Nominating Committee is to select, recommend and nominate candidates to serve as independent directors of the Funds. The Nominating Committee did not meet during the fiscal year ended September 30, 2004.

     The Nominating Committee will consider recommendations by the Funds' shareholders for nominees to be elected to the Board of Directors at any regular or special meeting of shareholders called for the purpose of electing directors. The Bremer Funds do not hold regular shareholders' meetings except as required by the Investment Company Act of 1940, or at the written request of holders of 10% or more of the outstanding shares entitled to vote at a meeting of shareholders. Any shareholder desiring to propose a nominee should send a request in writing to the President of Bremer Funds.

     The Valuation Committee consists of five members: Richard A. DiNello, Treasurer of the Funds; David J. Erickson, Vice President of the Funds; Timothy
M. Johnson, Vice President of the Funds; David J. Melroe, a director; and Joel
W. Reimers, President of the Funds. The role of the Valuation Committee is to monitor the valuation of portfolio securities and, as required by the Funds' valuation policies, determine the fair value of illiquid and other holdings that do not have a readily ascertainable market value. The Valuation Committee did not meet during the fiscal year ended September 30, 2004.

     The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2004 by each director.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                     DOLLAR RANGE OF         DOLLAR RANGE OF      REGISTERED INVESTMENT COMPANIES
                                 EQUITY SECURITIES IN THE  EQUITY SECURITIES IN  OVERSEEN BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                    GROWTH STOCK FUND         THE BOND FUND            INVESTMENT COMPANIES
----------------                 ------------------------  --------------------  ---------------------------------
John M. Bishop.................    $10,001 - $50,000        $10,001 - $50,000            $10,001 - $50,000
Lois E. Buermann...............           None                     None                        None
John J. Feda...................    $10,001 - $50,000        $10,001 - $50,000            $10,001 - $50,000
Barbara A. Grachek.............           None                     None                        None
Catherine T. Kelly.............           None                     None                        None
Susan E. Lester................           None                     None                        None
David J. Melroe................           None                     None                        None

     Since January 1, 2003, no director who is not an interested person of the Funds, or any immediate family member of such a director, has had any direct interest, the value of which exceeded $60,000, in (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no director who is not an interested person of the Funds, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Funds, (ii) an officer of the Funds, (iii) the Funds' investment adviser, (iv) an officer of the Funds' investment adviser, (v) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (vi) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no officer of the Funds' investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Funds who is not an interested person of the Funds, or immediate family member of the director, was an officer.

     The following table provides compensation information for the Funds' directors for the fiscal year ended September 30, 2004. Executive officers of the Funds and directors who are deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, do not receive compensation from the Funds. The Funds currently pay fees to outside directors of $1,000 for each in-person meeting and $500 for each telephonic meeting attended, plus out-of-pocket expenses for attending directors' meetings. The Chairperson receives an additional annual fee of $1,000.


                                                               PENSION OR
                         AGGREGATE 2004   AGGREGATE 2004       RETIREMENT                             TOTAL 2004
                          COMPENSATION     COMPENSATION         BENEFITS        ESTIMATED ANNUAL     COMPENSATION
                            FROM THE         FROM THE      ACCRUED AS PART OF    BENEFITS UPON     FROM THESE FUNDS
   NAME AND POSITION      GROWTH FUND       BOND FUND        FUND EXPENSES         RETIREMENT      AND FUND COMPLEX
   -----------------     --------------   --------------   ------------------   ----------------   ----------------
John M. Bishop.........      $1,250           $1,250              $-0-                $-0-              $2,500
Director
Lois E. Buermann.......       1,250            1,250               -0-                 -0-               2,500
Director
John J. Feda...........       1,250            1,250               -0-                 -0-               2,500
Director
Barbara A. Grachek.....       1,250            1,250               -0-                 -0-               2,500
Director
Catherine T. Kelly.....         -0-              -0-               -0-                 -0-                 -0-
Director
Susan E. Lester........       1,750            1,750               -0-                 -0-               3,500
Chairperson and
  Director
David J. Melroe........         -0-              -0-               -0-                 -0-                 -0-
Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2004, Bremer Funds' officers and directors, as a group, owned less than 1% of the outstanding common stock of the Growth Stock Fund and of the Bond Fund, respectively.

     As of December 31, 2004, the following persons owned of record or, to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Growth Stock Fund or the Bond Fund.


                                                 PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF
                                                 GROWTH STOCK    GROWTH STOCK      BOND FUND       BOND FUND
                                                 FUND HELD OF      FUND HELD        HELD OF          HELD
               NAME AND ADDRESS                     RECORD       BENEFICIALLY       RECORD       BENEFICIALLY
               ----------------                  -------------   -------------   -------------   -------------
JAS & Co.
  c/o Bremer Trust
  4150 2nd St. S.
  St. Cloud, MN 56301..........................       93.8%         -0-               98.3%         -0-
Bremer Trust, National Association
4150 2nd St. S.
St. Cloud, MN 56302............................        -0-          (1)                -0-          (1)


-------------------------
(1) Bremer Trust, National Association, the Funds' investment adviser, exercises voting or dispositive power over Fund shares owned by clients with discretionary accounts. These accounts represent substantially all of the Funds' shares held of record by JAS & Co. Bremer Trust, National Association disclaims beneficial ownership of such shares. Under applicable SEC definitions, a person beneficially owning more than 25% of the voting securities of a fund is deemed to control the fund.

CODE OF ETHICS

     Bremer Funds; Bremer Trust, National Association, the Funds' investment adviser; and Rafferty Capital Markets, LLC, the Funds' distributor, have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The codes of ethics prescribe the circumstances under which personnel may purchase and sell securities for their own accounts, including securities in which the Funds invest. The codes of ethics are designed to ensure that the interests of the Funds' shareholders come before the interests of the Funds' managers and other agents. The codes of ethics have been filed with, and may be obtained from, the SEC.

INVESTMENT ADVISER

     Bremer Trust, National Association (the "Investment Adviser") serves as the investment adviser of the Funds under the terms of an Amended Investment Advisory Agreement dated November 19, 2002. The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation. The Investment Advisory Agreement must be approved annually by the Board of Directors of Bremer Funds, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The agreement may be terminated at any time, without penalty, on 60 days' written notice by Bremer Funds' Board of Directors, by the holders of a majority of the Funds' outstanding voting securities or by the Investment Adviser. The agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).

     The Fund's Board of Directors considers a variety of factors when approving the Investment Advisory Agreement each year. The directors receive reports and analyze information with respect to the following factors: (i) the fees paid under the Investment Advisory Agreement, including any increases year-over-year;
(ii) the services rendered under the Investment Advisory Agreement; (iii) the performance of the funds under management; (iv) cost controls by the investment adviser; (v) Fund turnover and the method of executing portfolio trading; (vi) the overall quality and value of the services provided to the Funds by the investment adviser; and (vii) the presence of other relationships between the investment adviser and the Funds. In its most recent approval of the Investment Advisory Agreement, the board of directors concluded that the fees paid were reasonable for the services provided and the overall performance of the Funds. They noted that there had been no increases in fee rates since the inception of the Funds. The directors also found that Fund turnover rates were lower than industry standards and that the investment advisor had maintained costs and expense ratios adequately.

     As compensation for its services to the Funds, the Investment Adviser receives monthly compensation at the annual rate of 0.70% of the average daily net assets of the Funds, computed daily and paid monthly. The Growth Stock Fund paid the Investment Adviser total fees of $531,837 for the year ended September 30, 2002, $395,003 for the year ended September 30, 2003 and $408,409 for the year ended September 30, 2004. The Bond Fund paid the Investment Adviser total fees of $736,088 for the year ended September 30, 2002, $728,860 for the year ended September 30, 2003 and $729,446 for the year ended September 30, 2004.

     Bremer Funds bears all expenses of its operation, other than those assumed by the Investment Adviser. Such expenses include payment for distribution, transfer agent services, accounting services, certain administration services, legal fees and payment of taxes. The expenses of organizing Bremer Funds and registering and qualifying its initial shares under federal and state securities laws are being charged to Bremer Funds' operations as an expense amortized over a period not to exceed five years.

     The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, a bank holding company. The officers of Bremer Funds also serve as officers of the Investment Adviser, as described above in "Officers and Directors."

     Bremer Funds has adopted a written plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Growth Stock Fund paid $8,856 and the Bond Fund paid $16,990 under the plan during the fiscal year ended September 30, 2004. See "Plan of Distribution" in the Prospectus.

TRANSFER AGENT AND CUSTODIAN

     U.S. Bank, N.A. acts as custodian and U.S. Bancorp Fund Services, LLC, its wholly owned subsidiary, acts as administrator, transfer agent and dividend disbursing agent and are reimbursed for all expenditures incurred in the discharge of these responsibilities. U.S. Bank N.A.'s address is P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (telephone 1-800-595-5552).

     U.S. Bank, N.A. and Bremer Funds are parties to a Custodian Agreement. U.S. Bancorp Fund Services, LLC and Bremer Funds are parties to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and Transfer Agent Agreement. Pursuant to such agreements, U.S. Bancorp Fund Services, LLC controls all securities and cash for the Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Funds. Certain information regarding the administrative services provided by U.S. Bancorp Fund Services, LLC is contained in the Prospectus under the heading "Plan of Distribution."

PORTFOLIO TRANSACTIONS

     Subject to policies established by Bremer Funds' Board of Directors, the Investment Adviser is responsible for the Funds' portfolio decisions and the placing of orders to effect the Funds' portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds will not necessarily be paying the lowest commission or spread available. With respect to the Bond Fund, portfolio securities are normally purchased from or sold to broker-dealers at a net price, which may include spreads and underwriting commissions. Bremer Funds has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. There is no affiliation between any broker-dealer or affiliated persons of any broker-dealer who executes transactions for the Funds and Bremer Funds' officers and directors or the Investment Adviser. The Growth Stock Fund paid aggregate brokerage commissions of $59,943 for the year ended September 30, 2002, $45,478 for the year ended September 30, 2003 and $32,838 for the year ended September 30, 2004. The Bond Fund did not pay any direct commissions in those years.

     Investment decisions for each of the Funds are made independently. When the Funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system could adversely affect the price paid or received by a Fund, or the size of the position obtainable for a Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the Investment Adviser. Portfolio transactions are normally placed with broker-dealers which provide the Investment Adviser with research and statistical assistance. Recognizing the value of these factors, the Growth Stock Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction. The Investment Adviser may use some of the research services provided by brokers to serve other clients beside the Growth Stock Fund and certain of the research services may not be relevant to the Growth Stock Fund. For the year ended September 30, 2004, the Growth Stock Fund's commissions paid to brokers that provided research and statistical services were $800.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

     The Funds intend to distribute all net investment income, if any, together with any realized net capital gains in the amount and at the times that will avoid federal income and excise tax liability. To avoid federal income tax on income and gains that are distributed, each Fund must qualify for the special tax treatment afforded to a regulated investment company under the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) and must meet several additional requirements. For a Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other registered investment companies, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other registered investment companies) of any one issuer or two or more issuers which the Fund controls.

     A Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes from such hedging strategies.

     Undistributed net investment income is included in a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend, because it is reduced by the per share amount of the dividend. Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

     As stated in the Prospectus, unless a shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). A shareholder may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash. A shareholder may change an election at any time by notifying the Fund in writing. If such notice is received between a dividend declaration date and the corresponding payment date, it will become effective on the day following the payment date. An account statement is sent to shareholders whenever an income dividend or other distribution is paid.

ADMINISTRATIVE AND OTHER EXPENSES

     The Funds will pay all Fund expenses not assumed by the Investment Adviser, including, but not limited to, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940, the expenses of qualifying shares for sale in various states, the printing and distribution costs of prospectuses provided to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay fees of directors who are not employees or interested persons of the Funds, auditing and accounting services, fees and expenses of any custodian or trustee having custody of the Funds' assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts.

     The Funds have entered into an administration agreement with U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the administration agreement, the administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Funds' financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state regulatory authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, keeps and maintains the Funds' financial and accounting records and generally assists in all aspects of the Funds' operations. The administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the administration agreement. For its services during the Funds' fiscal year ending September 30, 2005, the Funds will pay the Administrator a fee, paid monthly at an annual rate of 0.07% of the first $200,000,000 of each Fund's average net assets, 0.07% of the next $500,000,000 of each Fund's average net assets, and 0.04% of each Fund's net assets in excess of $700,000,000. The administrator's minimum annual fee, regardless of net asset value, is $60,000.

     U.S. Bancorp Fund Services, LLC also provides transfer agency and accounting services for the Funds and U.S. Bank, N.A. provides custodial services for the Funds.

UNDERWRITERS


     Rafferty Capital Markets, LLC (the "Distributor") entered into a Distribution Agreement with Bremer Funds effective December 31, 1998. The Distributor is not affiliated with Bremer Funds or the Investment Adviser. The Distributor offers the Funds' common stock continuously, on a best efforts basis, by receiving purchase and redemption orders on behalf of the Funds. The Distributor is not obligated to sell any particular number of shares. The Distributor received fees and expenses of $18,460 for calendar year 2003 and fees and expenses of $18,000 for calendar year 2004. For calendar year 2005, the Distributor will receive a fee equal to the greater of $18,000 or 0.01% annually of the average daily net assets of the Bremer Funds, computed daily and paid monthly, plus incidental fees and expenses.

PERFORMANCE INFORMATION

     Either Fund may, from time to time, advertise information regarding its performance. A Fund's average annual total rate of return, average annual total rate of return (after taxes on distributions) and average annual total rate of return (after taxes on distributions and redemptions) will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over specified periods. After-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate, short-term capital gain rate or long-term capital gain rate, depending upon the type of distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that a shareholder would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

     Performance information for the Funds may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Lehman Brothers Intermediate Aggregate Bond Index or various other unmanaged indices, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. The performance of a Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses.

PROXY VOTING POLICIES AND PROCEDURES

     The Funds have delegated the authority to vote shares held in their investment portfolios to the Investment Adviser. Accordingly, the Investment Adviser is responsible for voting proxies for all voting securities held by the Funds. The Investment Adviser's policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the Investment Adviser's proxy voting guidelines is attached as Appendix A.

     The proxy voting guidelines are reviewed by the Investment Adviser's Investment Committee and are subject to change. The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. The actual proxy voting records of the Funds are filed with the SEC by August 31 of each year to report voting during the 12-month period ending June 30.

FINANCIAL STATEMENTS

     The Funds' financial statements and financial highlights, including a schedule of investments as of September 30, 2004, are included in the Funds' Annual Report to Shareholders for the fiscal year ended September 30, 2004 and are incorporated herein by reference. The financial statements and financial highlights incorporated by reference in this Statement of Additional Information, and elsewhere in the Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Funds.

     Schedules are omitted because they are not required, are not applicable, or the required information is shown in the financial statements or notes thereto.

                                   APPENDIX A

                       BREMER TRUST, NATIONAL ASSOCIATION

                            PROXY VOTING GUIDELINES

POLICY

     It shall be the policy of Bremer Trust, N. A. to vote proxies in accordance with the voting guidelines established by the Bremer Trust, N. A. Division Investment Committee.

PROCEDURE

     All Bremer Trust, N. A. personnel will forward all proxies to the appropriate party in Investments. Investments personnel will vote all proxies for which Bremer Trust, N. A. has voting responsibility.

CONTROL

     If the proper voting decision cannot be readily determined by the investment personnel, it should be brought to the attention of the Chief Investment Officer for proper resolution.

     Any proxy which is not voted by the investment personnel will be brought to the attention of the Chief Investment Officer or the Investment Division Committee for proper resolution.

     See attached Exhibit A -- Proxy Voting Issues & General Guidelines.

PROXY ISSUE                          DESCRIPTION                TYPICALLY VOTE                  REASONING
---------------------------  ---------------------------  ---------------------------  ---------------------------
Election of Directors        Election of one or more      With management's            Unless we are aware and
                             Directors to the Board       recommendation               agree that the election of
                                                                                       a certain person will not
                                                                                       be beneficial to the
                                                                                       long-term stability of the
                                                                                       company, we will vote with
                                                                                       management.

Ratification of independent  Shareholders must ratify     With management              Usually a Big Eight firm.
  auditors/accountants       the Board's choice                                        No problems unless there is
                                                                                       a specific reason to vote
                                                                                       against the chosen firm.

Increase common shares for   A company will need to       Agree                        This is not an
  stock option plans         increase the number of                                    anti-takeover move
                             authorized common shares to                               generally. If it is an
                             ensure that enough are                                    anti-takeover defense, or
                             available for key employee                                if the number of shares in
                             purchase option plans                                     the increase is excessive
                                                                                       relative to the total
                                                                                       number of shares
                                                                                       outstanding, then will vote
                                                                                       against the increase.

Increase number of shares    A company wishes to          Against                      When a company wants to
  to prevent takeover        increase the number of                                    issue more shares as a
                             authorized shares as a                                    take- over defense, they
                             take-over defense                                         rarely state so. It is
                                                                                       often veiled as something
                                                                                       else and can include
                                                                                       special incentives to
                                                                                       shareholders such as
                                                                                       special voting rights.
                                                                                       However, the conditions
                                                                                       under which the shares will
                                                                                       be issued are always
                                                                                       clearly hostile takeover
                                                                                       ones. This move entrenches
                                                                                       management.

Increase in shares for       A company may wish to have   Agree                        This, like the other
  financing reasons          an assured additional                                     increase-in-shares issues,
                             resource for raising cash,                                is initiated by management.
                             this is one way

Stock-incentive plans for    A special plan whereby a     Agree                        This is usually a good
  key employees              "key employee" or board                                   incentive for officers,
                             member may purchase a                                     board members, and certain
                             certain amount of common                                  "key employees" to perform
                             stock at predetermined and                                well. We will agree with
                             predefined price.                                         the plan or any amendments
                                                                                       unless the amount of stock
                                                                                       issued in the plan is
                                                                                       excessive relative to the
                                                                                       total outstanding stock for
                                                                                       the corporation.

PROXY ISSUE                          DESCRIPTION                TYPICALLY VOTE                  REASONING
---------------------------  ---------------------------  ---------------------------  ---------------------------
Changes in pension plans/    Various changes can come     Case-by-case basis           We look at each individual
  employee benefit plans     under this topic                                          situation and determine if
                                                                                       the plan is in the best
                                                                                       financial interests of the
                                                                                       company.

Classified boards            This proposal usually        Against                      This practice is viewed as
                             involves breaking the board                               entrenching management. It
                             down into 2 or more groups.                               makes it more difficult for
                             Each group is up for                                      shareholders to make more
                             reelection only once in a                                 than a few changes at a
                             few years, not every year                                 time to the Board of
                                                                                       Directors.

Confidential voting          Secret balloting of the      Agree                        Management has an advantage
                             votes                                                     many times over other
                                                                                       shareholders with proposals
                                                                                       because management can see
                                                                                       the proxy count as it comes
                                                                                       in. If the vote is not
                                                                                       going management's way,
                                                                                       they have the opportunity
                                                                                       to go to holders through
                                                                                       solicitation and persuade
                                                                                       them to change proxies.
                                                                                       This can happen on issues
                                                                                       that are not in the best
                                                                                       financial interest of the
                                                                                       holders.

Preemptive rights            These proposals come from    Against                      This is an anti-takeover
                             management and allow the                                  measure which would limit
                             current holders first                                     an outsider from purchasing
                             chance to buy newly issued                                shares. Entrenches
                             stock in certain                                          management by giving them
                             circumstances                                             the opportunity to dilute
                                                                                       the position of a 'raider'.

Limit a Directors'           Hold directors of the board  Agree
  liability                  personally financially
                             responsible only to the
                             limit allowed by law

Name change                  Change the name of the       Vote with management         Unless there is some
                             company                                                   detrimental financial
                                                                                       affect caused by the name
                                                                                       change, or unless the
                                                                                       change is not presented by
                                                                                       management, we will vote
                                                                                       for the change.

PROXY ISSUE                          DESCRIPTION                TYPICALLY VOTE                  REASONING
---------------------------  ---------------------------  ---------------------------  ---------------------------
Mergers, acquisitions,       Corporate restructuring      Case-by-case basis           Ask for opinion from
  spin-offs                                                                            Investment Committee
                                                                                       regarding what would be in
                                                                                       the best financial
                                                                                       interest.

Minimum Director Ownership   Usually a shareholder
  Requirements               proposal requiring that
                             each director hold a
                             certain amount of the
                             company's common stock

Stock payment vs cash        Pay the board of Directors   With management              These are usually
  payment of Director        in shares of stock in lieu                                stockholder proposals
                             of cash                                                   designed with the intent of
                                                                                       creating another incentive
                                                                                       for the Board to perform
                                                                                       well. This is usually
                                                                                       favorable for the company,
                                                                                       and as long as the stock
                                                                                       payment is not excessive
                                                                                       (thereby giving too much
                                                                                       control to the Board), then
                                                                                       we will vote in favor of
                                                                                       management.

Change in 1 share/1 vote     Proposals for systems of     Against                      We will vote against these
  equations                  shareholder voting which                                  issues if they are for
                             allow more than one vote                                  purely anti-takeover
                             per share of stock based on                               motives. This does not
                             specific formulas and                                     include initial stock
                             situations.                                               rights.

South Africa                 Divestment of all or any     Against                      From a financial view, the
                             part of the company which                                 divestiture may not be in
                             deals with or operates in                                 the best interests of the
                             South Africa                                              company.

Northern Ireland             Divestment of all or any     Against                      From a financial view, the
                             part of the company which                                 divestiture may not be in
                             deals with or operates in                                 the best interests of the
                             Northern Ireland                                          company.

PROXY ISSUE                          DESCRIPTION                TYPICALLY VOTE                  REASONING
---------------------------  ---------------------------  ---------------------------  ---------------------------
Animal Testing               Terminate or restrict the    Against                      The companies which use
                             use of animals in tests for                               animals are usually drug
                             new drugs                                                 companies. They prove that
                                                                                       they are as humane as
                                                                                       possible and are always
                                                                                       looking for new ways to
                                                                                       test drugs without using
                                                                                       animals. However, for the
                                                                                       present, if they cannot
                                                                                       test drugs using animals,
                                                                                       they cannot test new drugs,
                                                                                       and they cannot make money
                                                                                       which is not in the
                                                                                       shareholders' best
                                                                                       interest.

Affirmative Action Policy    Usually a stockholder issue  Against policy changes       Companies generally already
  Change                     requiring that a company                                  have an affirmative action
                             publish Affirmative Action                                plan which they report to
                             policy and reform it                                      shareholders anyway. These
                                                                                       shareholder proposals
                                                                                       usually impose new and
                                                                                       unreasonable reporting and
                                                                                       reform restrictions which
                                                                                       would take away valuable
                                                                                       time from the company's
                                                                                       other profit-making
                                                                                       functions. If the company
                                                                                       has a plan w/in government
                                                                                       guidelines, it's OK.

Conversion of military       Usually a shareholder        Against                      A company, such as Boeing,
  facilities                 proposal requiring the                                    already has such plans and
                             board to develop a plan to                                these proposals come about
                             convert facilities which                                  because some holder
                             are used for military                                     actually hopes that
                             contracts, in case                                        military contracts will
                             contracts end                                             end. These proposals
                                                                                       usually suggest nothing new
                                                                                       or suggest anything for the
                                                                                       financial enhancement of
                                                                                       the company. They are
                                                                                       merely used for people to
                                                                                       open the topic for
                                                                                       discussion at the annual
                                                                                       meeting

Decrease Charitable          Usually a shareholder        Against                      Charitable contributions
  Contributions              proposal to decrease or                                   are an excellent form of
                             eliminate contributions                                   advertising which enhance
                             made by the company                                       the value of the company.
                                                                                       Unless there is evidence of
                                                                                       excessive giving, we will
                                                                                       vote against decreases in
                                                                                       contributions.

PROXY ISSUE                          DESCRIPTION                TYPICALLY VOTE                  REASONING
---------------------------  ---------------------------  ---------------------------  ---------------------------
Increase fee paid to         Compensation plans for       Agree                        Vote in favor only if
  Directors                  directors and officers if                                 company performance has
                             the company experiences a                                 kept pace with requested
                             takeover                                                  increase.

Golden Parachutes            Compensation plans for       Case-by-case                 Deters takeovers because
                             directors and officers if                                 extra cash would have to be
                             the company experiences a                                 raised to pay off the
                             takeover                                                  Directors. If the Directors
                                                                                       do not fight or lose the
                                                                                       takeover, the net worth of
                                                                                       the company is reduced
                                                                                       since compensation would
                                                                                       come from company treasury.
                                                                                       However, if the scope and
                                                                                       duration of the
                                                                                       compensation is not
                                                                                       excessive, we will vote in
                                                                                       favor of this provision.

Greenmail                    Paying one stockholder or a  Against                      This issue is usually
                             special group of                                          raised during a takeover
                             stockholders premiums for                                 situation whereby the
                             their shares                                              company directors wish to
                                                                                       stop someone from
                                                                                       accumulating shares on the
                                                                                       market. This is a blatant
                                                                                       anti-takeover measure which
                                                                                       entrenches management. The
                                                                                       money comes from the
                                                                                       company treasury. This is
                                                                                       an unfair practice because
                                                                                       it is not offered to all
                                                                                       shareholders.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)        Articles of Incorporation.(1)
(b)        Bylaws.(2)
(c)        Articles of Incorporation, Article IV and Article VII. (See
           Exhibit (a))
(d)        Amended Investment Advisory Agreement between Registrant and
           Bremer Trust, National Association dated December 17, 1996, as amended November 19, 2002.(3)
(e)        Distribution Agreement between Registrant and Rafferty
           Capital Markets, LLC dated November 24, 1998.(4)
(f)        Not applicable.
(g)(1)     Custodian Agreement between the Registrant and U.S. Bank,
           N.A. dated November 5, 1996.(1)
(g)(2)     Amendments to Custodian Agreement dated January 1, 2002 and
           October 1998.(5)
(h)(1)(a)  Fund Administration Servicing Agreement between the
           Registrant and U.S. Bancorp Fund Services, LLC dated
           November 5, 1996.(1)
(h)(1)(b)  Amendments to Fund Administration Servicing Agreement dated
           January 1, 2002, October 27, 1998 and April 17, 1997.(5)
(h)(2)(a) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated November 5,
           1996.(1)
(h)(2)(b)  Amendments to Fund Accounting Servicing Agreement dated
           January 1, 2002(5).
(h)(3)(a)  Transfer Agent Agreement between the Registrant and U.S.
           Bancorp Fund Services, LLC dated November 5, 1996.(1)
(h)(3)(b)  Amendments to the Transfer Agent Agreement dated February
           28, 2002, January 1, 2002 and October 27, 1998.(5)
(h)(3)(c)  Addendum to Transfer Agent Servicing Agreement dated as of
           July 29, 2003.(3)
(i)        Opinion and consent of Briggs and Morgan, Professional
           Association.(6)
(j)        Consent of Ernst & Young LLP (filed herewith).
(k)        None.
(l)        Not applicable.
(m)        Amended and Restated Plan of Distribution.(7)
(n)        Not applicable.
(o)        Not applicable.
(p)(1)     Bremer Investment Funds, Inc. Code of Ethics.(7)

(p)(2)     Bremer Trust, National Association Code of Ethics and
           Standards of Professional Conduct for Investment Company
           Personnel.(3)
(p)(3)     Rafferty Capital Markets, Inc. Code of Ethics.(3)

-------------------------
(1) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, filed November 12, 1996.

(2) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Pre-Effective Amendment No. 1, filed December 19, 1996.

(3) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 14, filed January 28, 2004.

(4) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 3, filed November 30, 1998.

(5) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 13, filed January 28, 2003.

(6) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 2, filed January 23, 1997.

(7) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 11, filed January 28, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation state that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person, who, at the request of the Registrant, serves or has served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by Maryland law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the Maryland General Corporation Law or the Investment Company Act of 1940.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              Not applicable.

ITEM 27. PRINCIPAL UNDERWRITERS

              The Fund's principal underwriter is Rafferty Capital Markets, LLC (the "Distributor"). The Distributor also acts as a distributor for the following funds, none of which are affiliated with Bremer Funds:

                                 Badgley Funds
                                Berkshire Funds
                              Leuthold Funds, Inc.
                               Marketocracy Funds
                                 Potomac Funds
                           Texas Capital Value Funds

              The following table provides certain information with respect to the directors and officers of the Distributor. The principal business address of each person named in the table is 59 Hilton Avenue, Suite 101, Garden City, New York 11530.

                                                           POSITIONS AND OFFICES            POSITIONS AND OFFICES
                            NAME                              WITH UNDERWRITER                 WITH REGISTRANT
                            ----                           ---------------------            ---------------------
            Lawrence C. Rafferty.................   Director and Chief Executive Officer            None
            Thomas A. Mulrooney..................   Director and President                          None
            Stephen P. Sprague...................   Director and Chief Financial Officer            None


              The Distributor is not affiliated with Bremer Funds or the Investment Adviser. The Distributor offers the Funds' common stock continuously, on a best efforts basis, by receiving purchase and redemption orders on behalf of the Funds. The Distributor is not obligated to sell any particular number of shares. The Distributor received fees and expenses of $18,460 for calendar year 2003 and fees and expenses of $18,000 for calendar year 2004. For calendar year 2005, the Distributor will receive a fee equal to the greater of $18,000 or 0.01% annually of the average daily net assets of the Bremer Funds, computed daily and paid monthly, plus incidental fees and expenses.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS
            Custodian:                                             U.S. Bank, N.A.
                                                                   425 Walnut Street
                                                                   Cincinnati, OH 45202
            Transfer Agent: Overnight Deliveries                   U.S. Bancorp Fund Services, LLC
                                                                   615 Michigan Street,
                                                                   3rd Floor
                                                                   Milwaukee, WI 53202
            Transfer Agent: Mailing Address                        U.S. Bancorp Fund Services, LLC
                                                                   P.O. Box 701
                                                                   Milwaukee, WI 53201-0701
            Investment Adviser:                                    Bremer Trust,
                                                                   National Association
                                                                   445 Minnesota St.
                                                                   Suite 2000
                                                                   St. Paul, Minnesota 55101
ITEM 29.    MANAGEMENT SERVICES
            Not applicable.
ITEM 30.    UNDERTAKINGS
            Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul, and State of Minnesota on the 28th day of January, 2005.


                                         BREMER INVESTMENT FUNDS, INC.

                                         By:      /s/ JOEL W. REIMERS
                                          --------------------------------------
                                                     Joel W. Reimers
                                                        President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Joel W. Reimers and Richard A. DiNello, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his or her behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all post-effective amendments to this Registration Statement.


                  SIGNATURE                                      TITLE                           DATE
                  ---------                                      -----                           ----

             /s/ JOEL W. REIMERS               President
---------------------------------------------  (Principal Executive Officer)
               Joel W. Reimers                                                             January 28, 2005

           /s/ RICHARD A. DINELLO              Treasurer
---------------------------------------------  (Principal Financial and Accounting
             Richard A. DiNello                Officer)                                    January 28, 2005

                      *                        Director
---------------------------------------------
               John M. Bishop                                                              January 28, 2005

                                               Director
---------------------------------------------
              Lois E. Buermann                                                             January 28, 2005

                      *                        Director
---------------------------------------------
                John J. Feda                                                               January 28, 2005

                      *                        Director
---------------------------------------------
             Barbara A. Grachek                                                            January 28, 2005

                      *                        Director
---------------------------------------------
             Catherine T. Kelly                                                            January 28, 2005

                      *                        Director
---------------------------------------------
               Susan E. Lester                                                             January 28, 2005

                  SIGNATURE                                      TITLE                           DATE
                  ---------                                      -----                           ----
                      *                        Director
---------------------------------------------
               David J. Melroe                                                             January 28, 2005

             /s/ JOEL W. REIMERS
---------------------------------------------
            * By Joel W. Reimers
              Attorney-In-Fact                                                             January 28, 2005

                                 EXHIBIT INDEX

(a)        Articles of Incorporation.(1)
(b)        Bylaws.(2)
(c)        Articles of Incorporation, Article IV and Article VII. (See
           Exhibit (a))
(d)        Amended Investment Advisory Agreement between Registrant and
           Bremer Trust, National Association dated December 17, 1996, as amended November 19, 2002.(3)
(e)        Distribution Agreement between Registrant and Rafferty
           Capital Markets, LLC dated November 24, 1998.(4)
(f)        Not applicable.
(g)(1)     Custodian Agreement between the Registrant and U.S. Bank,
           N.A. dated November 5, 1996.(1)
(g)(2)     Amendments to Custodian Agreement dated January 1, 2002 and
           October 1998.(5)
(h)(1)(a)  Fund Administration Servicing Agreement between the
           Registrant and U.S. Bancorp Fund Services, LLC dated
           November 5, 1996.(1)
(h)(1)(b)  Amendments to Fund Administration Servicing Agreement dated
           January 1, 2002, October 27, 1998 and April 17, 1997.(5)
(h)(2)(a) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated November 5,
           1996.(1)
(h)(2)(b)  Amendments to Fund Accounting Servicing Agreement dated
           January 1, 2002.(5)
(h)(3)(a)  Transfer Agent Agreement between the Registrant and U.S.
           Bancorp Fund Services, LLC dated November 5, 1996.(1)
(h)(3)(b)  Amendments to the Transfer Agent Agreement dated February
           28, 2002, January 1, 2002 and October 27, 1998.(5)
(h)(3)(c)  Addendum to Transfer Agent Servicing Agreement dated as of
           July 29, 2003.(3)
(i)        Opinion and consent of Briggs and Morgan, Professional
           Association.(6)
(j)        Consent of Ernst & Young LLP (filed herewith).
(k)        None.
(l)        Not applicable.
(m)        Amended and Restated Plan of Distribution.(7)
(n)        Not applicable.
(o)        Not applicable.
(p)(1)     Bremer Investment Funds, Inc. Code of Ethics.(7)
(p)(2)     Bremer Trust, National Association Code of Ethics and
           Standards of Professional Conduct for Investment Company
           Personnel.(3)
(p)(3)     Rafferty Capital Markets, Inc. Code of Ethics.(3)

-------------------------
(1) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, filed November 12. 1996.

(2) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Pre-Effective Amendment No. 1, filed December 19, 1996.

(3) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 14, filed January 28, 2004.

(4) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 3, filed November 30, 1998.

(5) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 13, filed January 28, 2003.

(6) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 2, filed January 23, 1997.

(7) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 11, filed January 28, 2002.